UNITED STATES SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K/A
(Amendment No. 1)
CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934
DATE OF REPORT (Date of earliest event reported): April 12, 2011 (April 1, 2011)
DOLLAR FINANCIAL CORP.
(Exact name of registrant as specified in charter)
Not Applicable
(Former name or former address, if changed since last report)

DELAWARE (State or Other Jurisdiction of Incorporation)	000-50866 (Commission file number)	23-2636866 (I.R.S. Employer Identification Number)

1436 Lancaster Avenue, Suite 300, Berwyn, Pennsylvania (Address of principal executive offices)	19312 (Zip Code)
610-296-3400
(Registrant’s telephone number, including area code)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐      Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐      Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐      Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐      Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

TABLE OF CONTENTS

Item 9.01. Financial Statements and Exhibits.
SIGNATURE
Exhibit Index
     On April 5, 2011, Dollar Financial Corp. (“Dollar”) filed a Current Report on Form 8-K (the “Initial 8-K”) disclosing that, on April 1, 2011, its wholly owned subsidiary, Dollar Financial U.K. Limited, had completed its acquisition of all of the outstanding capital stock of Purpose UK Holdings Limited pursuant to a share purchase agreement dated December 31, 2010 among Dollar, Dollar Financial U.K. Limited, CCRT International Holdings B.V. and CompuCredit Holdings Corporation. This Amendment No. 1 to the Initial 8-K is being filed solely to provide the pro forma financial information set forth in Exhibit 99.2 hereto, which updates the information set forth in Exhibit 99.2 to the Initial 8-K to reflect the common stock offering of Dollar expected to close on April 13, 2011 and the use of proceeds therefrom.
Item 9.01. Financial Statements and Exhibits.
(b) Pro forma financial information
     The unaudited pro forma condensed consolidating financial statements of Dollar and its subsidiaries and Purpose U.K. Holdings Limited and its subsidiaries are filed herewith as Exhibit 99.2.
(d) Exhibits.

Exhibit Number	Exhibit Title

99.2	Unaudited pro forma consolidating financial statements as of and for the fiscal year ended June 30, 2010 and for the six months ended December 31, 2010.

SIGNATURE
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

DOLLAR FINANCIAL CORP.
Date: April 12, 2011	By:	/s/ William M. Athas
		Name:	William M. Athas
		Title:	Senior Vice President of Finance and Corporate Controller

Exhibit Index

Exhibit Number	Exhibit Title

99.2	Unaudited pro forma consolidating financial statements as of and for the fiscal year ended June 30, 2010 and for the six months ended December 31, 2010.